Subsequent Events	12 Months Ended
Dec. 31, 2020
Disclosure Of Events After Reporting Period [Abstract]
Subsequent Events	Subsequent Events
a.In February 2021, the Partnership entered into two unsecured revolving credit facilities provided by Brookfield. The borrowings available under the two revolving credit facilities are $70.0 million and $30.0 million, respectively, and mature in February 2022. The interest payments on the revolving credit facilities are based on LIBOR plus a margin of 5.00% per annum, with interest payable one, two, three or six months after the drawdown on the facilities, at the election of the Partnership in consultation with Brookfield.
b.In February 2021, the Partnership refinanced an existing term loan relating to the financing of the Petrojarl I FPSO unit. As at December 31, 2020, this term loan had an outstanding balance of $34.2 million and matured in September 2021. The new facility provides for borrowings of $75.0 million, which reduces over time with monthly payments and matures in February 2024. The interest payments on the new facility are based on LIBOR plus a margin of 3.50% per annum, with interest payable one or three months after the drawdown on the new facility, at the election of the Partnership.
c.In February 2021, the Partnership terminated two and amended two of its interest rate swap agreements, which as at December 31, 2020, had a total notional amount of $600.3 million and a total fair value liability of $147.5 million. These interest rate swaps included early termination provisions, which if exercised, would terminate these interest rate swaps in February 2021. Following the terminations and amendments, the total notional amount relating to the two remaining interest rate swap agreements will be reduced to $132.0 million in April 2021. These agreements include mandatory termination provisions which terminate these interest rate swaps in February 2022.